SEMIANNUAL REPORT
APRIL 30, 2002

PRUDENTIAL
U.S. Emerging Growth Fund, Inc.

FUND TYPE
Small- to mid-capitalization stock

OBJECTIVE
Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

(Logo) Prudential Financial

Prudential U.S. Emerging Growth Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential U.S. Emerging Growth Fund (the Fund) provides an opportunity for long-term capital appreciation by investing primarily in stocks of small- and medium-size U.S. companies with the potential for above-average growth. Stocks of small- and medium-size companies--those with market capitalizations that are less than the largest market capitalization of the Standard & Poor's MidCap 400 Stock Index (S&P MidCap 400 Index)--may offer greater growth potential than those of larger companies, but also may fluctuate more in price from day to day. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 4/30/02
     34.0%    Information Technology
     28.9     Consumer Discretionary
     14.7     Healthcare
      8.0     Industrials
      6.8     Financials
      5.2     Energy
      0.7     Materials
      1.7     Cash & Equivalents

Ten Largest Holdings

Expressed as a percentage of
net assets as of 4/30/02
     2.8%     McKesson Corp.
              Healthcare Providers & Services
     2.4      Weatherford International, Inc.
              Oil & Gas--Drilling & Services
     2.3      USA Interactive, Inc.
              Media
     2.0      Interpublic Group of Companies, Inc.
              Media
     2.0      International Rectifier Corp.
              Semiconductor Equipment & Products
     2.0      Lexmark International Group, Inc.
              Computers & Peripherals
     2.0      Pearson PLC (ADR)
              Media
     1.8      Western Digital Corp.
              Computers & Peripherals
     1.8      ENSCO International, Inc.
              Oil & Gas--Drilling & Services
     1.7      THQ, Inc.
              Software

Holdings are subject to change.

                                       www.prudential.com  (800) 225-1852

Semiannual Report     April 30, 2002

Cumulative Total Returns(1)     As of 4/30/02

                                                                     Since
                                   Six Months One Year Five Years  Inception(2)
Class A                               1.14%   -21.80%    85.41%      75.21%
Class B                               0.72    -22.37     78.48       68.13
Class C                               0.72    -22.37     78.48       68.13
Class Z                               1.20    -21.60     87.58       77.45
Lipper Mid-Cap Growth Funds Avg.(3)   6.43    -15.78     56.36       44.21
S&P MidCap 400 Index(4)              20.04      6.58    121.86      124.23
Russell Midcap Growth Index(5)        6.97    -15.01     45.12       43.25

Average Annual Total Returns1     As of 3/31/02

                                     Since
          One Year    Five Years   Inception(2)
Class A     -11.70%     13.77%       11.25%
Class B     -12.31      13.95        11.36
Class C      -9.53      13.84        11.27
Class Z      -6.77      15.21        12.61

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

(2) Inception date: Class A, B, C, and Z, 12/31/96.

(3) The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, five-year, and since inception periods in the Lipper Mid-Cap Growth Funds category. Funds in the Lipper Mid-Cap Growth Funds Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. They normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index, have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

(4) The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how mid-cap stock prices have performed.

(5) The Russell Midcap Growth Index is a market value-weighted index that tracks the continuous total return performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values.

Investors cannot invest directly in an index.

The returns for the Lipper Average, S&P MidCap 400 Index, and Russell Midcap Growth Index would be lower if they included the effect of sales charges or taxes.


                                                                     1
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(Logo) Prudential Financial                       June 14, 2002

DEAR SHAREHOLDER,
In recent months, the environment for investing in the United States may well have made a historic change for the better. On December 2, 2001, Enron Corporation, a firm that had been widely admired for its rapid growth and innovative business practices, filed for bankruptcy. Although this was the largest bankruptcy in U.S. history, many of the expected safeguards of shareholders' interests disappointed us. As a result, many companies have been making changes to better protect investors' interests.

These changes include voluntary moves to separate services that could cause conflicts of interest, trends toward more objective corporate boards, more detailed and revealing disclosure in corporate financial reports, emphasis on stronger corporate balance sheets (less reliance on debt and complicated financing arrangements), and a generally more critical view of ambitious profit projections. The underlying framework for investing was generally sound. These changes will strengthen it further.

Despite a few significant losses caused by this market turmoil, the Prudential U.S. Emerging Growth Fund came in modestly positive over the six months ended April 30, 2002, but substantially below the Lipper Average of peer funds. Jennison Associates, the Fund's investment adviser, reports on its performance over this semiannual period on the following pages.

Sincerely,

David R. Odenath, Jr., President
Prudential U.S. Emerging Growth Fund, Inc.


2

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Prudential U.S. Emerging Growth Fund, Inc.

Semiannual Report     April 30, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW: STILL PLAYING DEFENSE
Growth stock prices were rising at the beginning of this reporting period because quick intervention by the Federal Reserve and the U.S. government in the form of monetary stimulus and promises of new spending convinced many investors that the economy's recovery was imminent. However, in the aftermath of Enron Corporation's rapid fourth-quarter slide into bankruptcy, investors became cautious once again when, in January 2002 many companies and research analysts issued low profit projections. The following month, the impact of good news about the economy was offset by bad news about earnings and layoffs. Even corporate executives didn't have a clear view of when their business profits would revive.

In this uncertain environment, the strongest positive contributions to the Fund's return came from industries that were less exposed to the problems that caused the economic downturn because they either did not manufacture (and so were not exposed to inventory problems) or did not require substantial up-front investment. These were media, business and health services, and retail stores. High-growth industries--biotechnology, wireless telecommunications, electronic equipment, and Internet-based services--were the largest detractors from the Fund's return. Within the technology group, software was the strongest industry because it also avoided the inventory problem.

We believe that the difficult conditions for growth stocks were exacerbated by unusual short sales by managers of hedge fund investment portfolios. Hedge funds are largely unregulated, are available only to a limited number of sophisticated investors, and do not issue shares to the public. Consequently, their strategies and holdings are not required to be made available to the public. Hedge fund managers can employ complicated and/or risky investment strategies such as "short-selling," which entails selling borrowed shares of a stock with the goal of buying the replacement shares after the stock's price has fallen. This strategy often depresses the


                                                                     3
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Prudential U.S. Emerging Growth Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/02

2.8%     McKesson Corp./Healthcare Providers & Services
         McKesson is the second largest pharmaceutical distributor in the United States, and the primary supplier to CVS and Rite Aid, among others. The business is noncyclical, and so lends balance to the Fund's portfolio. McKesson had weaker margins than its competitors, so its shares were inexpensive. With new management, the company is more focused and had begun to improve when we bought our position. It has increased in value as other investors recognized McKesson's improvement.

2.4 Weatherford International, Inc./Oil & Gas--Drilling & Services Weatherford International is heavily leveraged toward North American natural gas drilling, which has benefited from an extraordinary strengthening of natural gas prices over the past few months. In addition, the company's forthcoming oil service product lines will most likely add substantial revenue. We expect changes in the supply and demand balance for natural gas in North America to push prices up sharply.

2.3      USA Interactive, Inc./Media
         USA Interactive owns a diversified set of Internet-related businesses, including home shopping, hotel reservation, and the CitySearch website. Its earnings were hurt by the drop in advertising and its shares became very attractively priced. Since then, they have risen steeply. We have a great deal of confidence in its senior management, and have owned the stock before.

2.0      Interpublic Group of Companies, Inc./Media
         Interpublic has made a series of acquisitions to become the largest advertising conglomerate in the world. Its recent addition of True North Communications adds complementary approaches as well as the leverage of additional size. There should be some cost savings as well. We expect the advertising business to accelerate with the global economy. A large firm includes many different styles, so clients can get a fresh approach without leaving the firm.

2.0 International Rectifier Corp./Semiconductor Equipment & Products International Rectifier makes power management semiconductor chips. We think that this will be the next focal area of information technology because as circuits become smaller, heat reduction becomes a significant problem. International Rectifier's chips enable more efficient operation. It is diversifying its customer base as automobiles become more dependent upon computer chips.

         Holdings are subject to change.

4

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                                       www.prudential.com  (800) 225-1852

Semiannual Report     April 30, 2002

price of the stock that's been the subject of the short sale. Moreover, to ensure the success of a particular short sale, short-sellers often encourage a stock's price decline by releasing negative information.

The poor corporate profitability and skittish market during the Fund's reporting period created an ideal climate for short-selling. Stocks priced at high multiples of their earnings--aggressive growth stocks--were particularly vulnerable. Moreover, small- and mid-cap companies, whose share prices are more volatile than those of their large-cap counterparts, are especially attractive targets for short-sellers.

We try to buy stocks of companies with strong long-term growth potential, but at times when the share prices are lower than normal because of temporary considerations--for example, we may buy when there is a cyclical lull in sales or investors have overreacted to some news event. This strategy makes good use of our research strength. In the current environment, however, these types of stocks dropped even further in price because short-sellers tended to dump borrowed shares on the market when a stock was vulnerable. This exacerbated the market reaction to disappointments or hints of trouble, increasing the risk for our investment style. We believe short-sellers were particularly active in the wireless telecommunications, technology, and biotechnology areas. We think short-selling activity is abating now because there are so many hedge funds that they get in each other's way pursuing the same targets. In our opinion, the short-selling trend has played itself out for the foreseeable future.

We have shifted the focus of the Fund somewhat as the sources of potential earnings growth have changed. We substantially increased our energy exposure. At period-end, the exploration and production services companies Weatherford International (see Comments on Largest Holdings) and Ensco International were among the Fund's larger positions.


                                                                     5

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Prudential U.S. Emerging Growth Fund, Inc.

Semiannual Report     April 30, 2002

BIOTECHNOLOGY PERFORMED POORLY
The Fund's biotechnology stocks generally performed poorly, pulled down by investors' general aversion to technology, the poor performance of drug company stocks, and short-selling activity. We think the industry will experience some turbulence in the near future. It is consolidating, and large drug companies are moving into the biotechnology field as their traditional research methods become less fruitful. By period-end, our exposure to biotechnology was minimal.

WIRELESS WAS ON HOLD
Although the long-term future of wireless telephones may be bright, we think it's unlikely that the industry will be profitable in the near future. Consumers have been slow to develop an appetite for new services, and capital investment requirements are huge while competition in the industry is fierce. The Fund's holdings in the industry--particularly Western Wireless and American Tower--detracted considerably from its return. We decided we had no way of telling when the industry would realize its potential, so we eliminated our exposure to it.

ELECTRONIC STOCKS SUFFERED
Short-term difficulties for several of our holdings in the electronics industry turned into large share-price declines because of short-selling activity and Enron-related anxiety. These companies, whose sales levels generally reflect the economic cycle, are vulnerable when investors are nervous about economic trends. Sanmina and Symbol Technologies, both healthy companies in our view, were the Fund's largest detractors in this group. We continue to hold Sanmina, which manufactures electronic components on contract to other firms that design and market the products. We expect its stock to recover when personal computer sales pick up.

OUR TECHNOLOGY-RELATED MEDIA STOCKS STRUGGLED
Gemstar-TV Guide International has a patented electronic program guide that drives a highly trafficked website. The stock declined substantially when another firm mounted a legal challenge to its patents. Nonetheless, we


6

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                                       www.prudential.com  (800) 225-1852

expect the firm's share price to recover when advertising picks up, and we think their patents will hold. The revenues of TMP Worldwide (the Monsterboard personnel recruiting website) fell because of hiring freezes in the technology industries. We sold our position, and then bought the stock again at a lower price after period-end. We think both companies are sound businesses whose stocks suffered because investors overreacted to short-term concerns.

ADVERTISING TURNED THE CORNER
Advertising and media stocks tend to fall when investors expect a slowing economy, then recover when investors look ahead to better times. After the recent recession, they received an additional boost by a proposed relaxation of the rules against "cross-ownership"--the same entity owning different media in the same market. The Fund benefited from its focus on these industries, particularly from USA Interactive, Interpublic Group Companies (see Comments on Largest Holdings for both), and Cablevision.

SERVICE COMPANIES HAD NO INVENTORY PROBLEMS...
Service industries were generally free of the inventory concerns that triggered the past recession. Our positions in Express Scripts, Apollo Group, and Accenture had substantial gains. We reduced our exposure to the first two and eliminated the latter, taking our profits.

We increased our position in the healthcare services company McKesson Corp. (see Comments on Largest Holdings). It was our largest holding at period-end. We also added several other service companies, including Fair Isaac (credit evaluation services), Laboratory Corporation of America (tests such as blood analysis and urine testing), and Dun and Bradstreet (credit ratings).


                                                                     7

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Prudential U.S. Emerging Growth Fund, Inc.

Semiannual Report     April 30, 2002

....NOR DID SOFTWARE COMPANIES
Although software companies were hurt by the general weakness of the technology sector, their performance was strong compared with other technology groups. The Fund had gains on several holdings, including Rational Software, Adobe Systems, and THQ. We sold our Rational shares at a profit. We still hold a significant position in THQ, which publishes video games, and Adobe, whose products include Acrobat (which allows copies of documents to be transmitted over the Internet), Photoshop (which allows the editing of photographic material), and new programs that will allow the transfer of items in many media across many platforms. Our other significant software holdings include Electronic Arts (games) and Intuit (financial software).

LOOKING AHEAD
We believe that the recession that started in the United States in March 2001 has ended. The fairly severe recession in the business sectors over much of last year was almost fully offset by strong consumer spending. The overall contraction was mild by historical standards, and we expect the recovery also to be moderate. Our primary concern is weathering this difficult equity market while waiting for the economic recovery to raise corporate earnings. We will continue our profitable focus on media companies, but we will be adding energy and consumer stocks in the coming months to carry the Fund until corporate earnings and technology spending recover. We believe that eventually the tax stimulus package will invigorate technology spending, particularly if it is accompanied by a profit and earnings rebound.

Prudential U.S. Emerging Growth Fund Management Team

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.3%
Common Stocks  98.3%
-------------------------------------------------------------------------------------
Airlines  0.6%
     179,000   Southwest Airlines Co.                                 $    3,259,590
-------------------------------------------------------------------------------------
Banks  1.0%
      74,500   Investors Financial Services Corp.                          5,486,180
-------------------------------------------------------------------------------------
Biotechnology  2.4%
     165,400   Celgene Corp.(a)                                            3,271,612
      58,400   Genzyme Corp.(a)                                            2,390,896
      70,505   MedImmune, Inc.(a)                                          2,354,867
     273,100   Protein Design Labs, Inc.(a)                                4,904,876
                                                                      --------------
                                                                          12,922,251
-------------------------------------------------------------------------------------
Chemicals  0.7%
      83,300   Sigma-Aldrich Corp.                                         3,946,754
-------------------------------------------------------------------------------------
Commercial Services & Supplies  7.4%
      74,400   Apollo Group, Inc. (Class A)(a)                             2,852,496
     283,500   Ceridian Corp.(a)                                           6,316,380
     221,200   CheckFree Corp.(a)                                          4,503,632
     176,800   Concord EFS, Inc.(a)                                        5,761,912
      54,800   Corinthian Colleges, Inc.(a)                                3,227,172
      80,400   DST Systems, Inc.(a)                                        3,973,368
     139,900   Dun & Bradstreet Corp.(a)                                   5,387,549
      94,500   Education Management Corp.(a)                               4,074,840
     121,000   NDCHealth Corp.                                             3,892,570
                                                                      --------------
                                                                          39,989,919
-------------------------------------------------------------------------------------
Computers & Peripherals  3.8%
     178,200   Lexmark International Group, Inc.(a)                       10,652,796
   1,596,500   Western Digital Corp.(a)                                    9,882,335
                                                                      --------------
                                                                          20,535,131
-------------------------------------------------------------------------------------
Diversified Financials  4.8%
     104,900   Capital One Financial Corp.                                 6,282,461

    See Notes to Financial Statements                                      9

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     944,800   E*TRADE Group, Inc.(a)                                 $    7,123,792
     142,000   Investment Technology Group, Inc.(a)                        6,532,000
     505,300   The Charles Schwab Corp.                                    5,755,367
                                                                      --------------
                                                                          25,693,620
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  3.2%
     200,300   Fisher Scientific International, Inc.(a)                    5,704,544
     268,600   Newport Corp.(a)                                            5,508,986
     609,200   Sanmina-SCI Corp.(a)                                        6,335,680
                                                                      --------------
                                                                          17,549,210
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  1.6%
     202,500   Alcon, Inc.(a)                                              7,016,625
     117,700   Cytyc Corp.(a)                                              1,849,067
                                                                      --------------
                                                                           8,865,692
-------------------------------------------------------------------------------------
Health Care Providers & Services  6.3%
     104,000   Express Scripts, Inc. (Class A)(a)                          6,573,840
     360,300   HEALTHSOUTH Corp.(a)                                        5,440,530
      65,100   Laboratory Corp. of America Holdings(a)                     6,457,920
     381,200   McKesson Corp.                                             15,396,668
                                                                      --------------
                                                                          33,868,958
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure  2.2%
     131,300   Brinker International, Inc.(a)                              4,521,972
      96,000   Six Flags, Inc.(a)                                          1,756,800
     145,300   Starwood Hotels & Resorts Worldwide, Inc.                   5,492,340
                                                                      --------------
                                                                          11,771,112
-------------------------------------------------------------------------------------
Household Durables  1.0%
     214,000   Leggett & Platt, Inc.                                       5,628,200
-------------------------------------------------------------------------------------
Insurance  1.0%
     104,500   Radian Group, Inc.                                          5,423,550
-------------------------------------------------------------------------------------
Internet & Catalog Retail  2.4%
     350,800   Amazon.com, Inc.(a)                                         5,854,852

    10                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      99,700   eBay, Inc.(a)                                          $    5,294,070
      67,700   Ticketmaster (Class B)(a)                                   1,592,981
                                                                      --------------
                                                                          12,741,903
-------------------------------------------------------------------------------------
Internet Software & Services  0.9%
      46,600   Overture Services, Inc.(a)                                  1,593,254
     452,000   RealNetworks, Inc.(a)                                       3,177,560
                                                                      --------------
                                                                           4,770,814
-------------------------------------------------------------------------------------
IT Consulting & Services  4.0%
     166,100   Affiliated Computer Services, Inc. (Class A)(a)             8,981,027
     143,800   CACI International, Inc. (Class A)(a)                       4,339,021
     152,200   Perot Systems Corp. (Class A)(a)                            2,709,160
     185,300   SunGuard Data Systems, Inc.(a)                              5,514,528
                                                                      --------------
                                                                          21,543,736
-------------------------------------------------------------------------------------
Leisure Equipment & Products  1.0%
     196,600   Brunswick Corp.                                             5,542,154
-------------------------------------------------------------------------------------
Media  16.4%
     170,500   Belo Corp. (Series A)                                       3,982,880
     265,500   Cablevision Systems Corp. - Rainbow Media Group(a)          5,867,550
      58,100   Cox Radio, Inc. (Class A)(a)                                1,663,984
     106,600   E.W. Scripps Co. (Class A)                                  8,494,954
     198,100   EchoStar Communications Corp. (Class A)(a)                  5,388,320
     103,500   Emmis Communications Corp. (Class A)(a)                     3,008,745
     122,400   Entercom Communications Corp.(a)                            6,395,400
     312,000   Entravision Communications Corp. (Class A)(a)               4,524,000
     599,120   Gemstar-TV Guide International, Inc.(a)                     5,368,116
     349,000   Interpublic Group of Companies, Inc.                       10,777,120
     856,200   Pearson PLC (ADR)                                          10,642,566
     230,300   Radio One, Inc. (Class D)(a)                                4,928,420
     138,400   Univision Communications, Inc. (Class A)(a)                 5,530,464
     412,700   USA Interactive, Inc.(a)                                   12,343,857
                                                                      --------------
                                                                          88,916,376
-------------------------------------------------------------------------------------
Multiline Retail  1.1%
     153,100   Dollar Tree Stores, Inc.(a)                            $    5,839,234

    See Notes to Financial Statements                                     11

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Oil & Gas Drilling & Services  5.2%
     283,700   ENSCO International, Inc.                              $    9,577,712
     168,800   Patterson-UTI Energy, Inc.(a)                               5,401,600
     263,800   Weatherford International, Inc.(a)                         13,155,706
                                                                      --------------
                                                                          28,135,018
-------------------------------------------------------------------------------------
Pharmaceuticals  4.4%
      48,200   Allergan, Inc.                                              3,176,862
     163,200   Andrx Group(a)                                              7,379,904
     147,700   Biovail Corp.(a)                                            5,578,629
     438,900   SICOR, Inc.(a)                                              7,777,308
                                                                      --------------
                                                                          23,912,703
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  12.0%
     431,800   Altera Corp.(a)                                             8,877,808
     129,300   ARM Holdings PLC (ADR)(a)                                   1,254,210
      81,300   Cabot Microelectronics Corp.(a)                             3,975,570
     220,600   Fairchild Semiconductor Corp. (Class A)(a)                  5,942,964
     156,100   Integrated Device Technology, Inc.(a)                       4,377,044
     231,500   International Rectifier Corp.(a)                           10,676,780
     221,200   Intersil Corp. (Class A)(a)                                 5,939,220
     274,100   Lam Research Corp.(a)                                       7,033,406
     143,400   Linear Technology Corp.                                     5,572,524
     121,000   Maxim Integrated Products, Inc.(a)                          6,025,800
     113,100   Novellus Systems, Inc.(a)                                   5,360,940
                                                                      --------------
                                                                          65,036,266
-------------------------------------------------------------------------------------
Software  10.1%
     189,900   Adobe Systems, Inc.                                         7,588,404
     289,400   Autodesk, Inc.                                              5,322,066
     135,100   Electronic Arts, Inc.(a)                                    7,977,655
     120,900   Fair, Isaac & Co., Inc.                                     6,738,966
     173,000   Intuit, Inc.(a)                                             6,778,140
     301,800   Parametric Technology Corp.(a)                              1,219,272
     228,400   Reynolds & Reynolds Co. (Class A)                           6,614,464
     263,400   THQ, Inc.(a)                                                9,234,804
     374,100   TIBCO Software, Inc.(a)                                     3,138,699
                                                                      --------------
                                                                          54,612,470

    12                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Specialty Retail  2.5%
     142,400   Barnes & Noble, Inc.(a)                                $    4,303,328
     182,800   Bed Bath & Beyond, Inc.(a)                                  6,794,676
     136,600   GameStop Corp.(a)                                           2,602,230
                                                                      --------------
                                                                          13,700,234
-------------------------------------------------------------------------------------
Textiles & Apparel  2.3%
     149,900   Jones Apparel Group, Inc.(a)                                5,838,605
     243,000   Reebok International, Ltd.(a)                               6,718,950
                                                                      --------------
                                                                          12,557,555
                                                                      --------------
               Total long-term investments (cost $515,616,197)           532,248,630
                                                                      --------------

SHORT-TERM INVESTMENTS  2.5%
-----------------------------------------------------------------------------------------
Investment Company  2.5%
   13,337,256   Prudential Core Investment Fund-
                 Taxable Money Market Series
                 (cost $13,337,256; Note 3)                              13,337,256
                                                                     --------------
                Total Investments  100.8%
                 (cost $528,953,453; Note 5)                            545,585,886
                Liabilities in excess of other assets  (0.8%)            (4,223,603)
                                                                     --------------
                Net Assets  100%                                     $  541,362,283
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
ADR--American Depositary Receipt.
PLC--Public Limited Company (British Company).

    See Notes to Financial Statements                                     13

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                   April 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $528,953,453)                          $  545,585,886
Cash                                                                       62,625
Receivable for investments sold                                        16,378,775
Receivable for Fund shares sold                                         5,169,507
Dividends and interest receivable                                         161,542
Prepaid expenses                                                            1,749
                                                                  ----------------
      Total assets                                                    567,360,084
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                      22,522,563
Payable for Fund shares reacquired                                      2,456,874
Accrued expenses and other liabilities                                    490,923
Management fee payable                                                    273,459
Distribution fee payable                                                  253,982
                                                                  ----------------
      Total liabilities                                                25,997,801
                                                                  ----------------
NET ASSETS                                                         $  541,362,283
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                            $       41,555
   Paid-in capital in excess of par                                   823,042,663
                                                                  ----------------
                                                                      823,084,218
   Net investment loss                                                 (3,752,397)
   Accumulated net realized loss on investments                      (294,601,971)
   Net unrealized appreciation on investments                          16,632,433
                                                                  ----------------
Net assets, April 30, 2002                                         $  541,362,283
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   April 30, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($201,452,371 / 15,149,533 shares of common stock issued
      and outstanding)                                                    $13.30
   Maximum sales charge (5% of offering price)                               .70
                                                                  ----------------
   Maximum offering price to public                                       $14.00
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($205,283,821 / 16,214,299 shares of common stock issued
      and outstanding)                                                    $12.66
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($44,591,913 / 3,521,983 shares of common stock issued
      and outstanding)                                                    $12.66
   Sales charge (1% of offering price)                                       .13
                                                                  ----------------
   Offering price to public                                               $12.79
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($90,034,178 / 6,668,785 shares of common stock
      issued and outstanding)                                             $13.50
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     15

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   April 30, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $14,939)         $      655,024
   Interest                                                               171,007
                                                                  ----------------
      Total income                                                        826,031
                                                                  ----------------
Expenses
   Management fee                                                       1,685,810
   Distribution fee--Class A                                              253,932
   Distribution fee--Class B                                            1,112,195
   Distribution fee--Class C                                              240,310
   Transfer agent's fees and expenses                                     806,000
   Reports to shareholders                                                319,000
   Custodian's fees and expenses                                           50,000
   Registration fees                                                       41,000
   Legal fees and expenses                                                 30,000
   Directors' fees                                                         14,000
   Audit fees                                                              10,000
   Amortization of deferred organizational costs                            4,076
   Miscellaneous                                                           12,105
                                                                  ----------------
      Total expenses                                                    4,578,428
                                                                  ----------------
Net investment loss                                                    (3,752,397)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                          (72,176,275)
Net change in unrealized appreciation on investments                   78,312,369
                                                                  ----------------
Net gain on investments                                                 6,136,094
                                                                  ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $    2,383,697
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months            Year
                                                      Ended              Ended
                                                  April 30, 2002    October 31, 2001
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $   (3,752,397)    $   (7,568,688)
   Net realized loss on investments                  (72,176,275)      (210,133,893)
   Net change in unrealized appreciation
      (depreciation) on investments                   78,312,369       (140,532,868)
                                                  --------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                        2,383,697       (358,235,449)
                                                  --------------    ----------------
   Distributions from net realized gains (Note
      1)
      Class A                                                 --        (34,896,594)
      Class B                                                 --        (53,884,452)
      Class C                                                 --        (10,552,469)
      Class Z                                                 --         (9,335,738)
                                                  --------------    ----------------
                                                              --       (108,669,253)
                                                  --------------    ----------------
Fund share transactions (net of share
   conversion)
   (Note 6)
   Net proceeds from shares sold                     141,698,456        373,099,048
   Net asset value of shares issued in
      reinvestment of distributions                           --        104,728,635
   Cost of shares reacquired                        (120,422,326)      (369,717,286)
                                                  --------------    ----------------
   Net increase (decrease) in net assets from
      Fund share transactions                         21,276,130        108,110,397
                                                  --------------    ----------------
Total increase (decrease)                             23,659,827       (358,794,305)
NET ASSETS
Beginning of period                                  517,702,456        876,496,761
                                                  --------------    ----------------
End of period                                     $  541,362,283     $  517,702,456
                                                  --------------    ----------------
                                                  --------------    ----------------

    See Notes to Financial Statements                                     17

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential U.S. Emerging Growth Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments, LLC, ('PI' or 'Manager'). Investment operations commenced on December 31, 1996.

      The Fund's investment objective is to achieve long-term capital appreciation. It invests primarily in equity securities of small and medium-sized U.S. companies, which will generally have a market capitalization less than the largest capitalization of the Standard & Poor's Mid-Cap 400 Stock Index, with the potential for above-average growth.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with Jennison Associates LLC ('Jennison' or 'Subadviser') to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and Subadviser, able to produce prices which are representative of market value.

      Debt securities which mature in more than 60 days are valued at current market quotations. Debt securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Distributions from net investment income
and net capital gains, if any, are made annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Deferred Organization Expenses:    Approximately $122,000 of expenses were
incurred in connection with the organization of the Fund. These costs have been deferred and were amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to a subadvisory agreement between PI and Jennison, Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and
                                                                          19

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the Fund's average daily net assets up to $1 billion and .55 of 1% of the average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were charged at an annual rate of .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended April 30, 2002.

      PIMS has advised the Fund that it received approximately $108,000 and $18,800 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended April 30, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended April 30, 2002, it received approximately $235,000 and $7,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended April 30, 2002, the amounts of the commitment were as follows: $930 million from September 14, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended April 30, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended April 30, 2002, the Fund incurred fees of approximately $627,800 for the services of PMFS. As of April 30, 2002, approximately $106,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invested in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market fund registered under the Investment Company Act of 1940, as amended, and managed by PI. As of April 30, 2002, the Fund earned income from the Series of approximately $119,700 by investing its excess cash.

      Effective November 1, 2001, the Fund paid networking fees to Prudential Securites, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was $93,900 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2002 were $940,057,787 and $898,855,543, respectively.

Note 5. Tax Information
For federal income tax purposes, the Fund has a capital loss carryforward as of October 31, 2001 of approximately $193,789,800 which expires in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of April 30, 2002 were as follows:

                                                      Total Net
  Tax Basis                                           Unrealized
of Investments     Appreciation     Depreciation     Appreciation
--------------     ------------     ------------     ------------
 $ 540,128,499     $ 39,750,686     $ 34,293,299      $ 5,457,387

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2002:
Shares sold                                                   5,463,859    $  78,270,713
Shares reacquired                                            (4,277,179)     (60,598,786)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,186,680       17,671,927
Shares issued upon conversion from Class B                      221,792        3,214,665
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,408,472    $  20,886,592
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                  10,374,583    $ 180,110,390
Shares issued in reinvestment of distributions                1,819,509       33,746,978
Shares reacquired                                           (10,942,237)    (189,786,092)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,251,855       24,071,276
Shares issued upon conversion from Class B                    1,132,797       20,213,613
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,384,652    $  44,284,889
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2002:
Shares sold                                                   1,122,097    $  15,140,634
Shares reacquired                                            (1,702,993)     (22,833,026)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (580,896)      (7,692,392)
Shares reacquired upon conversion into Class A                 (232,545)      (3,214,665)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (813,441)   $ (10,907,057)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   2,668,800    $  45,181,789
Shares issued in reinvestment of distributions                2,897,918       51,719,658
Shares reacquired                                            (4,433,351)     (70,569,426)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,133,367       26,332,021
Shares reacquired upon conversion into Class A               (1,180,022)     (20,213,613)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (46,655)   $   6,118,408
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                     340,933    $   4,581,551
Shares reacquired                                              (496,916)      (6,674,370)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (155,983)   $  (2,092,819)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                     979,786    $  16,390,025
Shares issued in reinvestment of distributions                  576,644       10,291,368
Shares reacquired                                            (1,225,482)     (19,387,676)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   330,948    $   7,293,717
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                   3,045,901    $  43,705,558
Shares reacquired                                            (2,117,488)     (30,316,144)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   928,413    $  13,389,414
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                   7,694,785    $ 131,416,844
Shares issued in reinvestment of distributions                  478,271        8,970,631
Shares reacquired                                            (5,385,468)     (89,974,092)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,787,588    $  50,413,383
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                -------------------
                                                                 Six Months Ended
                                                                 April 30, 2002(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   13.15
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.07)
Net realized and unrealized gain (loss) on investment
   transactions                                                            .22
                                                                    ----------
   Total from investment operations                                        .15
                                                                    ----------
Less distributions
Distributions from net realized gains                                       --
                                                                    ----------
Net asset value, end of period                                       $   13.30
                                                                    ----------
                                                                    ----------
TOTAL RETURN(c):                                                          1.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 201,452
Average net assets (000)                                             $ 204,829
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.31%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                1.06%(b)
   Net investment loss                                                   (1.01)%(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 166%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.

    24                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                   Class A
--------------------------------------------------------------------------------------------------------------
                            Year Ended October 31,                                  December 31, 1996(a)
-------------------------------------------------------------------------------           Through
    2001(d)              2000(d)              1999(d)                1998             October 31, 1997
--------------------------------------------------------------------------------------------------------------
    $  25.69             $  19.16             $  12.01             $  11.92               $  10.00
----------------     ----------------         --------             --------               --------
        (.13)                (.20)                (.13)                (.11)                  (.08)
       (9.26)                8.37                 7.61                  .41                   2.00
----------------     ----------------         --------             --------               --------
       (9.39)                8.17                 7.48                  .30                   1.92
----------------     ----------------         --------             --------               --------
       (3.15)               (1.64)                (.33)                (.21)                    --
----------------     ----------------         --------             --------               --------
    $  13.15             $  25.69             $  19.16             $  12.01               $  11.92
----------------     ----------------         --------             --------               --------
----------------     ----------------         --------             --------               --------
      (40.13)%              44.52%               63.65%                2.63%                 19.20%
    $180,763             $291,800             $ 85,595             $ 32,183               $ 33,124
    $227,650             $217,712             $ 52,984             $ 33,831               $ 28,141
        1.21%                1.06%                1.22%                1.25%                  1.46%(b)
         .96%                 .81%                 .97%                1.00%                  1.21%(b)
        (.75)%               (.75)%               (.80)%               (.88)%                 (.92)%(b)
         305%                 347%                 153%                 177%                   107%

    See Notes to Financial Statements                                     25

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                -------------------
                                                                 Six Months Ended
                                                                 April 30, 2002(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   12.57
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.12)
Net realized and unrealized gain (loss) on investment
   transactions                                                            .21
                                                                    ----------
   Total from investment operations                                        .09
                                                                    ----------
Less distributions
Distributions from net realized gains                                       --
                                                                    ----------
Net asset value, end of period                                       $   12.66
                                                                    ----------
                                                                    ----------
TOTAL RETURN(c):                                                           .72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 205,284
Average net assets (000)                                             $ 224,282
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                2.06%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                1.06%(b)
   Net investment loss                                                   (1.76)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.

    26                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                   Class B
--------------------------------------------------------------------------------------------------------------
                            Year Ended October 31,                                  December 31, 1996(a)
-------------------------------------------------------------------------------           Through
    2001(d)              2000(d)              1999(d)                1998             October 31, 1997
--------------------------------------------------------------------------------------------------------------
    $  24.88             $  18.72             $  11.83             $  11.85               $  10.00
----------------     ----------------     ----------------         --------               --------
        (.24)                (.38)                (.24)                (.20)                  (.14)
       (8.92)                8.18                 7.46                  .39                   1.99
----------------     ----------------     ----------------         --------               --------
       (9.16)                7.80                 7.22                  .19                   1.85
----------------     ----------------     ----------------         --------               --------
       (3.15)               (1.64)                (.33)                (.21)                    --
----------------     ----------------     ----------------         --------               --------
    $  12.57             $  24.88             $  18.72             $  11.83               $  11.85
----------------     ----------------     ----------------         --------               --------
----------------     ----------------     ----------------         --------               --------
      (40.57)%              43.52%               62.39%                1.71%                 18.50%
    $214,092             $424,815             $184,955             $ 83,407               $ 82,070
    $300,962             $382,245             $127,249             $ 86,713               $ 67,420
        1.96%                1.81%                1.97%                2.00%                  2.21%(b)
         .96%                 .81%                 .97%                1.00%                  1.21%(b)
       (1.49)%              (1.49)%              (1.55)%              (1.63)%                (1.67)%(b)

    See Notes to Financial Statements                                     27

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                -------------------
                                                                 Six Months Ended
                                                                 April 30, 2002(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 12.57
                                                                     --------
Income from investment operations
Net investment loss                                                      (.12)
Net realized and unrealized gain (loss) on investment
   transactions                                                           .21
                                                                     --------
   Total from investment operations                                       .09
                                                                     --------
Less distributions
Distributions from net realized gains on investment
transactions                                                               --
                                                                     --------
Net asset value, end of period                                        $ 12.66
                                                                     --------
                                                                     --------
TOTAL RETURN(c):                                                          .72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $44,592
Average net assets (000)                                              $48,460
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               2.06%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.06%(b)
   Net investment loss                                                  (1.76)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.

    28                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                   Class C
--------------------------------------------------------------------------------------------------------------
                            Year Ended October 31,                                  December 31, 1996(a)
-------------------------------------------------------------------------------           Through
    2001(d)              2000(d)              1999(d)                1998             October 31, 1997
--------------------------------------------------------------------------------------------------------------
    $  24.88             $  18.72             $  11.83              $11.85                 $10.00
    --------             --------             --------             -------                -------
        (.25)                (.38)                (.24)               (.20)                  (.14)
       (8.91)                8.18                 7.46                 .39                   1.99
    --------             --------             --------             -------                -------
       (9.16)                7.80                 7.22                 .19                   1.85
    --------             --------             --------             -------                -------
       (3.15)               (1.64)                (.33)               (.21)                    --
    --------             --------             --------             -------                -------
    $  12.57             $  24.88             $  18.72              $11.83                 $11.85
    --------             --------             --------             -------                -------
    --------             --------             --------             -------                -------
      (40.57)%              43.52%               62.39%               1.71%                 18.50%
    $ 46,243             $ 83,275             $ 23,578              $6,774                 $6,477
    $ 62,733             $ 65,566             $ 12,380              $6,949                 $5,526
        1.96%                1.81%                1.97%               2.00%                  2.21%(b)
         .96%                 .81%                 .97%               1.00%                  1.21%(b)
       (1.50)%              (1.50)%              (1.56)%             (1.63)%                (1.69)%(b)

    See Notes to Financial Statements                                     29

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                 Six Months Ended
                                                                 April 30, 2002(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 13.34
                                                                     --------
Income from investment operations
Net investment loss                                                      (.05)
Net realized and unrealized gain (loss) on investment
   transactions                                                           .21
                                                                     --------
   Total from investment operations                                       .16
                                                                     --------
Less distributions
Distributions from net realized gains on investment
   transactions                                                            --
                                                                     --------
Net asset value, end of period                                        $ 13.50
                                                                     --------
                                                                     --------
TOTAL RETURN(c):                                                         1.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $90,034
Average net assets (000)                                              $89,023
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.06%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.06%(b)
   Net investment loss                                                   (.76)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.

    30                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                   Class Z
--------------------------------------------------------------------------------------------------------------
                            Year Ended October 31,                                  December 31, 1996(a)
-------------------------------------------------------------------------------           Through
    2001(d)              2000(d)              1999(d)                1998             October 31, 1997
--------------------------------------------------------------------------------------------------------------
    $  25.94             $  19.28             $  12.06              $11.93                 $10.00
    --------             --------             --------             -------                -------
        (.09)                (.13)                (.09)               (.04)                  (.03)
       (9.36)                8.43                 7.64                 .38                   1.96
    --------             --------             --------             -------                -------
       (9.45)                8.30                 7.55                 .34                   1.93
    --------             --------             --------             -------                -------
       (3.15)               (1.64)                (.33)               (.21)                    --
    --------             --------             --------             -------                -------
    $  13.34             $  25.94             $  19.28              $12.06                 $11.93
    --------             --------             --------             -------                -------
    --------             --------             --------             -------                -------
      (39.95)%              44.95%               63.97%               2.97%                 19.30%
    $ 76,604             $ 76,607             $ 19,029              $2,439                 $  561
    $ 80,674             $ 52,755             $  7,796              $1,283                 $  261
         .96%                 .81%                 .97%               1.00%                  1.21%(b)
         .96%                 .81%                 .97%               1.00%                  1.21%(b)
        (.54)%               (.51)%               (.56)%              (.63)%                 (.73)%(b)

    See Notes to Financial Statements                                     31

Prudential U.S. Emerging Growth Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
     Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
                                       www.prudential.com  (800) 225-1852


Prudential Municipal Series Fund
     Florida Series
     New Jersey Series
     New York Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     New Jersey Money Market Series
     New York Money Market Series

Tax-Free Money Market Funds
COMMAND Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
Special Money Market Fund, Inc.*
     Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
     Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

Prudential U.S. Emerging Growth Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                                       www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential U.S. Emerging Growth Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                                       www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
124 Broad Street
New York, NY 10004-2498

   Fund Symbols  Nasdaq      CUSIP
     Class A     PEEAX     74438N106
     Class B     PEEBX     74438N205
     Class C     PEGCX     74438N304
     Class Z     PEGZX     74438N403

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

(Logo) Prudential Financial

  Fund Symbols   Nasdaq      CUSIP
     Class A     PEEAX     74438N106
     Class B     PEEBX     74438N205
     Class C     PEGCX     74438N304
     Class Z     PEGZX     74438N403

MF173E2     IFS-A071647

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.